UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2021

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2021, Kelly Services, Inc., a Delaware corporation (the “Company”), amended and restated its Senior Executive Severance Plan (as so amended and restated, the “Senior Executive Severance Plan”), which had originally been adopted in March 2017.

All eleven of the Company’s executive officers based in the United States are now covered by the Senior Executive Severance Plan. Previously, eight of the executive officers had been covered by the Company’s General Severance Plan. These executive officers now participate at a new Tier 3 level of severance benefits under the Senior Executive Severance Plan.

The Senior Executive Severance Plan also incorporates certain changes to the existing plan, including (i) an expansion of the “good reason” termination definition to cover the vesting of long-term incentive compensation grants following a change-in-control transaction, (ii) the addition of an exception to entitlement to severance benefits in the case of business unit heads who are offered the opportunity to continue to be employed by their business unit on comparable terms under new ownership, (iii) the addition of a claw-back of severance benefits paid if an event providing the Company with the right to terminate an executive’s employment for “cause” is identified following termination of the executive’s employment, (iv) the removal of certain provisions relating to Section 162(m) of the Internal Revenue Code of 1986, as amended, which are no longer applicable, (v) the addition of an exception to executives’ “good reason” termination rights in the case of across-the-board temporary reductions in base salary and (vi) dispute resolution through binding arbitration, in order to align with changes made in the Company’s General Severance Plan in 2020.

The foregoing description of the Senior Executive Severance Plan contained in Item 5.02 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Executive Severance Plan attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Kelly Services, Inc. Amended and Restated Senior Executive Severance Plan

104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 4, 2021	/s/ James M. Polehna
James M. Polehna
Senior Vice President and Corporate Secretary